UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 8, 2020

MAXIM INTEGRATED PRODUCTS, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-34192	94-2896096
(State of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

160 Rio Robles, San Jose, California 95134

(Address of principal executive offices, including zip code)

(408) 601-1000

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock $0.001 Par Value	MXIM	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On October 8, 2020, Maxim Integrated Products, Inc. (“Maxim”) held a special meeting of its stockholders (the “Special Meeting”) to consider and vote on (i) a proposal to adopt the Agreement and Plan of Merger, dated as of July 12, 2020 (as it may be amended from time to time, the “Merger Agreement”), by and among Analog Devices, Inc. (“ADI”), Magneto Corp., a Delaware corporation and wholly owned subsidiary of ADI, and Maxim (the “Maxim Merger Proposal”); (ii) a proposal to approve, on a non-binding, advisory basis, the compensation that may be paid or become payable to Maxim’s named executive officers that is based on or otherwise relates to the transactions contemplated by the Merger Agreement (the “Maxim Compensation Proposal”); and (iii) a proposal to adjourn the Special Meeting, if necessary or appropriate, to solicit additional proxies if there are not sufficient votes at the time of the Special Meeting to approve the Maxim Merger Proposal or to ensure that any supplement or amendment to the joint proxy statement/prospectus is timely provided to Maxim stockholders (the “Maxim Adjournment Proposal”).

The final report of the votes for the Maxim Merger Proposal was as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
212,246,888	605,564	423,509	0

The final report of the votes for the Maxim Compensation Proposal was as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
206,818,959	5,827,881	629,121	0

The final report of the votes for the Maxim Adjournment Proposal was as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
176,076,315	36,729,918	469,728	0

Adjournment of the Special Meeting was not necessary or appropriate because there were sufficient votes at the time of the Special Meeting to approve the Maxim Merger Proposal and no additional time was required to timely provide any supplement or amendment to the joint proxy statement/prospectus to Maxim stockholders.

Item 8.01.	Other Events.

On October 8, 2020, Maxim and ADI issued a joint press release announcing the voting results of the Special Meeting and the special meeting of ADI shareholders. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Joint Press Release, dated October 8, 2020

104	Cover Page Interactive Data File (embedded as Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 8, 2020	MAXIM INTEGRATED PRODUCTS, INC.

	By:	/s/ Mark Casper
	Name:	Mark Casper
	Title:	Vice President, General Counsel and Corporate Secretary